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                                                                    EXHIBIT 10.3
                                                                    ------------


                               PLEDGE AGREEMENT


     THIS PLEDGE AGREEMENT, dated as of January 22, 1999 (this "Agreement"), is made by THE ACKERLEY GROUP, INC., a Delaware corporation (the "Borrower"), and by each of the undersigned Subsidiaries of the Borrower and each other Subsidiary of the Borrower that, after the date hereof, executes an instrument of accession hereto substantially in the form of Exhibit A (a "Pledgor
                                                 ---------
Accession"; the undersigned Subsidiaries and such other Subsidiaries of the Borrower, collectively, the "Subsidiary Pledgors," and together with the Borrower, the "Pledgors"), in favor of FIRST UNION NATIONAL BANK, as administrative agent for the banks and other financial institutions (collectively, the "Lenders") party to the Credit Agreement referred to below (in such capacity, the "Administrative Agent"), for the benefit of the Secured Parties (as hereinafter defined). Capitalized terms used herein and not defined elsewhere herein shall have the meanings given to them in the Credit Agreement referred to below.

                                   RECITALS

     A. The Borrower, the Lenders, the Documentation Agent and the Administrative Agent are parties to a Credit Agreement, dated as of January 22, 1999 (as amended, modified or supplemented from time to time, the "Credit Agreement"), providing for the availability of certain credit facilities to the Borrower upon the terms and conditions set forth therein.

     B. It is a condition to the making of the Loans to the Borrower on the Closing Date and thereafter under the Credit Agreement that the Pledgors shall have agreed, by executing and delivering this Agreement, to secure the payment in full of the Borrower's obligations under the Credit Agreement and the other Credit Documents. The Secured Parties are relying on this Agreement in their decision to extend credit to the Borrower under the Credit Agreement, and would not enter into the Credit Agreement without the agreement of the parties hereto to enter into this Agreement.

     C. The Subsidiary Pledgors will obtain benefits as a result of the extension of credit to the Borrower under the Credit Agreement, which benefits are hereby acknowledged, and, accordingly, desire to execute and deliver this Agreement.

                            STATEMENT OF AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, to induce the Secured Parties to enter into the Credit Agreement and to induce the Lenders to extend credit to the Borrower thereunder, each Pledgor hereby agrees as follows:

     1.  Pledge.  Each Pledgor hereby grants, pledges, assigns and delivers to
         ------
the Administrative Agent, for the ratable benefit of the Lenders (including the Issuing Lender in its
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capacity as such, and including any Lender in its capacity as a counterparty to any Hedge Agreement with the Borrower) and the Administrative Agent (collectively, the "Secured Parties"), and grants to the Administrative Agent, for the ratable benefit of the Secured Parties, a security interest in, all of such Pledgor's right, title and interest in and to the following, in each case whether now owned or existing or hereafter acquired or arising (collectively, the "Collateral"):

     (a) all of the issued and outstanding shares of Capital Stock of the direct Subsidiaries of such Pledgor (except SSI, Inc.) and that are identified with respect to such Pledgor in Part I of Annex A, all additional shares of, all
                                          -------
warrants, options and other rights to acquire, and all securities convertible into, Capital Stock of such Subsidiaries (whether now or hereafter existing) of such Pledgor and that are at any time owned by such Pledgor, including any securities described in clause (ii) below, and all rights, powers and privileges relating thereto or arising therefrom, together with all certificates, instruments and entries upon the books of financial intermediaries at any time evidencing any of the foregoing (collectively, the "Pledged Stock");

     (b) subject to the provisions of SECTION 7, and as described more fully therein, all interest, dividends, distributions and other amounts due or to become due, and all additional stock, warrants, options, securities and other property, paid or payable or distributed or distributable in respect of any Pledged Investments; and

     (c) all Proceeds of any of the foregoing. For purposes of this Agreement, the term "Proceeds" shall mean and include all cash, securities and other property of any nature received or receivable upon the sale, exchange or other disposition of or realization upon any Collateral, whether voluntary or involuntary, together with all payments and distributions in respect of any Collateral, including pursuant to any insurance, indemnity or guaranty with respect to any Collateral and pursuant to any liquidation, reorganization or similar proceeding with respect to such Pledgor or any issuer of or obligor on any Collateral.

     2.   Security for Secured Obligations.  This Agreement and the Collateral
          --------------------------------
secure the full and prompt payment, at any time and from time to time as and when due (whether at the stated maturity, by acceleration or otherwise), of all liabilities and obligations of each Pledgor, whether now existing or hereinafter incurred, under, arising out of or in connection with the Credit Agreement, this Agreement or any of the other Credit Documents to which it is a party, including, without limitation, all Obligations of the Borrower for all principal of and interest on the Loans, all Reimbursement Obligations in respect of Letters of Credit, all fees, expenses, indemnities and other amounts payable by the Borrower under the Credit Agreement or any other Credit Document (including interest accruing after the filing of a petition or commencement of a case by or with respect to the Borrower seeking relief under any applicable federal and state laws pertaining to bankruptcy, reorganization, arrangement, moratorium, readjustment of debts, dissolution, liquidation or other debtor relief, specifically including, without limitation, the Bankruptcy Code and any fraudulent transfer and fraudulent conveyance laws, whether or not the claim for such interest is allowed in such proceeding), all obligations of the Borrower to any Lender (or its Affiliate, as applicable) under any Hedge Agreement, all Obligations that, but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, would become

                                       2
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due, and all fees, costs and expenses payable by each Pledgor under SECTION 13, in each case whether now existing or hereafter created or arising and whether direct or indirect, absolute or contingent, due or to become due (the liabilities and obligations of the Pledgors described in this SECTION 2, collectively, the "Secured Obligations").

     3.  Delivery of Collateral.  All certificates or instruments representing
         ----------------------
or evidencing any Collateral shall be delivered to and held by or on behalf of the Administrative Agent pursuant hereto, shall be in form suitable for transfer by delivery and shall be delivered together with undated stock powers duly executed in blank or other necessary instruments of registration, transfer or assignment duly executed and in form and substance satisfactory to the Administrative Agent and such other instruments or documents as the Administrative Agent may reasonably request.

     4.  Representations and Warranties.  Each Pledgor represents and warrants
         ------------------------------
as follows:

     (a) As of the date hereof, (i) Part I of Annex A contains a true and
                                              -------
complete listing of all Subsidiaries the Capital Stock of which is being pledged hereunder and each direct owner thereof, and (ii) the Pledged Stock consists of the number and type of shares of the Capital Stock of each such Subsidiary as described in Part I of Annex A and constitutes 100% of the issued and
                       -------
outstanding Capital Stock of such Subsidiary.

     (b) As to any Pledged Stock required to be pledged at any time after the date hereof, as of the date so pledged, the Pledged Stock shall consist of the number and type of shares of the Capital Stock of the relevant Subsidiary as described in Part I of Annex A to the applicable Pledge Amendment or Pledgor
                       -------
Accession and, shall, together with all other Pledged Stock of such Subsidiary constitute 100% of the issued and outstanding Capital Stock of such Subsidiary, unless otherwise permitted under the Credit Agreement.

     (c) Each Pledgor is, or at the time of the pledge hereunder will be, the sole legal, record and beneficial owner of, and has, or at the time pledged hereunder will have, good and marketable title to, all Pledged Stock pledged hereunder by it, free and clear of any Lien whatsoever other than the security interest created by this Agreement.

     (d) All shares of Pledged Stock are, or at the time when pledged hereunder will be, duly and validly issued, fully paid and nonassessable and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer.

     (e) No consent, approval, authorization, exemption or other action by, notice to, or filing with, any Governmental Authority is required in connection with the due execution, delivery and performance by each Pledgor of this Agreement, the pledge of the Collateral hereunder or the exercise by the Administrative Agent of the voting or other rights and remedies in respect of the Collateral provided for herein, except as may be required in connection with a disposition of any Collateral by laws affecting the offering and sale of securities generally.

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     (f) This Agreement, together with (i) in the case of uncertificated Pledged
Stock, compliance with Section 8-313 (or its successor provision) of the applicable Uniform Commercial Code, and (ii) the delivery to the Administrative Agent of all certificates and instruments evidencing Pledged Stock (and assuming continuous possession thereof by the Administrative Agent), creates, and at all times will constitute, a valid and perfected security interest in and Lien upon the Collateral owned by such Pledgor in favor of the Administrative Agent, for the benefit of the Secured Parties, superior and prior to the rights of all other Persons therein (except for Permitted Liens), and no other or additional filings, registrations, recordings or actions are or shall be necessary or appropriate in order to maintain the perfection and priority of such Lien and security interest.

     5.  Additional Collateral; Additional Covenants.
         -------------------------------------------

     (a) Except as may be permitted under the Credit Agreement, each Pledgor will cause the Pledged Stock owned by it to constitute at all times 100% of the Capital Stock of each of the applicable Subsidiaries then outstanding, and will not cause or permit any of such Subsidiaries to issue or sell any new shares of its Capital Stock or any warrants, options or rights to acquire its Capital Stock to any Person other than such Pledgor.

     (b) If any Pledgor shall, at any time and from time to time after the date hereof, acquire any additional Pledged Stock or certificates or instruments representing or evidencing the same of the type described in clauses (a) and (b) of SECTION 1, whether from Subsidiaries existing as of the date hereof or created or acquired hereafter, the same shall be automatically deemed to be Pledged Stock and to be pledged to the Administrative Agent pursuant to SECTION 1, and such Pledgor will forthwith pledge and deposit such Pledged Stock with the Administrative Agent and deliver to the Administrative Agent any certificates or instruments therefor, together with undated stock powers or other necessary instruments of transfer or assignment, duly executed in blank and in form and substance satisfactory to the Administrative Agent, together with such other certificates and instruments as the Administrative Agent may reasonably request, and will promptly thereafter deliver to the Administrative Agent a fully completed and duly executed amendment to this Agreement in the form of Exhibit B (each, a "Pledge Amendment") in respect of such additional
        ---------
Pledged Stock. Each Pledgor hereby authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement, and agrees that all such Pledged Stock listed on any Pledge Amendment shall for all purposes be deemed Collateral hereunder and shall be subject to the provisions hereof; provided that the
                                                         --------
failure of any Pledgor to execute and deliver any Pledge Amendment with respect to any such additional Pledged Stock as required hereinabove shall not impair the security interest of the Administrative Agent in such Pledged Stock or otherwise adversely affect the rights and remedies of the Administrative Agent hereunder with respect thereto.

     (c) Each Pledgor recognizes that the provisions of the Credit Agreement require Persons that become Wholly Owned Subsidiaries of the Borrower and that are not already parties hereto (and permit certain other Subsidiaries) to become Pledgors hereunder by executing a Pledgor Accession, and agrees that its obligations hereunder shall not be discharged, limited or otherwise affected by reason of the same, or by reason of the Administrative Agent's actions in

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effecting the same or in releasing any Pledgor hereunder, in each case without the necessity of giving notice to or obtaining the consent of any other Pledgor. If the Borrower or any of its Subsidiaries shall ever be required or shall ever elect to pledge pursuant to this Agreement the Capital Stock of any limited liability company, partnership or other Person that is not a corporation, the Borrower will, and will cause each applicable Subsidiary to, amend this Agreement to incorporate such provisions as may be reasonably requested by the Administrative Agent in order to perfect, establish, confirm and maintain the security interest and Lien provided for herein with respect to such Capital Stock and the rights, powers and privileges pertaining thereto.

     (d) Notwithstanding anything to the contrary contained herein, if any Pledged Stock (whether now owned or hereafter acquired) constitutes an "uncertificated security" within the meaning of the applicable Uniform Commercial Code or is otherwise not evidenced by any stock certificate or similar certificate or instrument, each applicable Pledgor will promptly notify the Administrative Agent thereof and will promptly take and cause to be taken all actions required under applicable law, including, as applicable, under
Article 8 or 9 of the applicable Uniform Commercial Code, to perfect the security interest of the Administrative Agent therein.

     (e) The Borrower covenants and agrees, in connection with the consummation of the Revolver Increase upon the request of the Administrative Agent to execute and deliver to the Administrative Agent any and all documents (including UCC-1 financing statements) necessary or appropriate to perfect the Liens granted pursuant to Section 1(b) above.

     6.  Voting Rights.  So long as no Event of Default shall have occurred and
         -------------
be continuing, each Pledgor shall be entitled to exercise all voting and other consensual rights pertaining to the Pledged Stock (subject to its obligations under SECTION 5(B)), and for that purpose the Administrative Agent will execute and deliver or cause to be executed and delivered to each applicable Pledgor all such proxies and other instruments as such Pledgor may reasonably request in writing to enable such Pledgor to exercise such voting and other consensual rights; provided, however, that no Pledgor will cast any vote, give any consent,
        --------  -------
waiver or ratification, or take or fail to take any action, in any manner that would, or could reasonably be expected to, violate or be inconsistent with any of the terms of this Agreement, the Credit Agreement or any other Credit Document, or have the effect of impairing the position or interests of the Administrative Agent or any other Secured Party.

     7.  Dividends and Other Distributions.  So long as no Event of Default
         ---------------------------------
shall have occurred and be continuing (or would occur as a result thereof), and except as provided otherwise herein, all interest, income, dividends, distributions and other amounts payable in cash in respect of the Pledged Stock may be paid to and retained by the Pledgors; provided, however, that all such
                                             --------  -------
interest, dividends, distributions and other amounts shall, at all times after the occurrence and during the continuance of an Event of Default, be paid to the Administrative Agent and retained by it as part of the Collateral (except to the extent applied upon receipt to the repayment of the Secured Obligations). The Administrative Agent shall also be entitled at all times (whether or not during the continuance of an Event of Default) to receive directly, and to retain as part of the Collateral, (i) all interest, income, dividends, distributions or other amounts paid or

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payable in cash or other property in respect of any Pledged Investments in connection with the dissolution, liquidation, recapitalization or reclassification of the capital of any Subsidiary to the extent representing (in the reasonable judgment of the Administrative Agent) an extraordinary, liquidating or other distribution in return of capital, (ii) all additional Capital Stock, warrants, options or other securities or property (other than cash) paid or payable or distributed or distributable in respect of any Pledged Stock in connection with any noncash dividend, distribution, return of capital, spin-off, split-up, reclassification, combination of interests or similar rearrangement, and (iii) without affecting any restrictions against such actions contained in the Credit Agreement, all additional Capital Stock, warrants, options or other securities or property (including cash) paid or payable or distributed or distributable in respect of any Pledged Stock in connection with any consolidation, merger, exchange of securities, liquidation or other reorganization. All interest, income, dividends, distributions or other amounts that are received by any Pledgor in violation of the provisions of this Section shall be received in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of the Pledgors and shall be forthwith delivered to the Administrative Agent as Collateral in the same form as so received (with any necessary endorsements).

     8.  Remedies.  If an Event of Default shall have occurred and be
         --------
continuing, the Administrative Agent shall be entitled to exercise in respect of the Collateral all of its rights, powers and remedies provided for herein or otherwise available to it under any other Credit Document, by law, in equity or otherwise, including all rights and remedies of a secured party under the Uniform Commercial Code as in effect in each relevant jurisdiction, and shall be entitled in particular, but without limitation of the foregoing, to exercise the following rights, which each Pledgor agrees to be commercially reasonable:

     (a) To notify the parties obligated on any of the Collateral to make payment to the Administrative Agent of any amount due or to become due thereunder and receive all such amounts;

     (b) To transfer to or register in its name or the name of any of its agents or nominees all or any part of the Collateral, without notice to the Pledgors and with or without disclosing that such Collateral is subject to the security interest created hereunder;

     (c) To exercise (i) all voting, consensual and other rights and powers pertaining to the Pledged Stock (whether or not transferred into the name of the Administrative Agent), at any meeting of stockholders or otherwise, and (ii) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock of any Subsidiary upon the merger, consolidation, reorganization, reclassification, combination of interests, similar rearrangement or other similar fundamental change in the structure of such Subsidiary, or upon the exercise by any Pledgor or the Administrative Agent of any right, privilege or option pertaining to such Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine, and give all consents, waivers and

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ratifications in respect of the Pledged Stock, all without liability except to account for any property actually received by it, but the Administrative Agent shall have no duty to exercise any such right, privilege or option or give any such consent, waiver or ratification and shall not be responsible for any failure to do so or delay in so doing; and for the foregoing purposes each Pledgor will promptly execute and deliver or cause to be executed and delivered to the Administrative Agent, upon request, all such proxies and other instruments as the Administrative Agent may reasonably request to enable the Administrative Agent to exercise such rights and powers; AND IN FURTHERANCE OF THE FOREGOING AND WITHOUT LIMITATION THEREOF, EACH PLEDGOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE ADMINISTRATIVE AGENT AS THE TRUE AND LAWFUL PROXY AND ATTORNEY-IN-FACT OF SUCH PLEDGOR, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES, TO EXERCISE ALL SUCH VOTING, CONSENSUAL AND OTHER RIGHTS AND POWERS TO WHICH ANY HOLDER OF THE PLEDGED STOCK WOULD BE ENTITLED BY VIRTUE OF HOLDING THE SAME, WHICH PROXY AND POWER OF ATTORNEY, BEING COUPLED WITH AN INTEREST, IS IRREVOCABLE AND SHALL BE EFFECTIVE FOR SO LONG AS THIS AGREEMENT SHALL BE IN EFFECT; and

     (d) To sell, resell, assign and deliver, in its sole discretion, all or any of the Collateral, in one or more parcels, on any securities exchange on which the Pledged Stock or any thereof may be listed, at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, upon credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Administrative Agent may deem satisfactory. If any of the Collateral is sold by the Administrative Agent upon credit or for future delivery, the Administrative Agent shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, the Administrative Agent may resell such Collateral. In no event shall the Pledgors be credited with any part of the Proceeds of sale of any Collateral until and to the extent cash payment in respect thereof has actually been received by the Administrative Agent. Each purchaser at any such sale shall hold the property sold absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of the Pledgors, and each Pledgor hereby expressly waives all rights of redemption, stay or appraisal, and all rights to require the Administrative Agent to marshal any assets in favor of such Pledgor or any other party or against or in payment of any or all of the Secured Obligations, that it has or may have under any rule of law or statute now existing or hereafter adopted. No demand, presentment, protest, advertisement or notice of any kind (except any notice required by law, as referred to below), all of which are hereby expressly waived by each Pledgor, shall be required in connection with any sale or other disposition of any part of the Collateral. If any notice of a proposed sale or other disposition of any part of the Collateral shall be required under applicable law, the Administrative Agent shall give the applicable Pledgor at least ten (10) days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice each Pledgor agrees is commercially reasonable. The Administrative Agent shall not be obligated to make any sale of Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the

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same was so adjourned. Upon each public sale and, to the extent permitted by applicable law, upon each private sale, the Administrative Agent may purchase all or any of the Collateral being sold, free from any equity, right of redemption or other claim or demand, and may make payment therefor by endorsement and application (without recourse) of the Secured Obligations in lieu of cash as a credit on account of the purchase price for such Collateral.

     To enforce the provisions of this Section 8, the Administrative Agent is empowered to seek from the FCC and any other Governmental Authority, to the extent required, consent to or approval of an involuntary transfer of control of the Borrower or any of its Subsidiaries for the purpose of seeking a bona fide purchaser to whom control will ultimately be transferred. The Borrower hereby agrees to authorize and to cause its Subsidiaries to authorize such an involuntary transfer of control upon the request of the Administrative Agent after and during the continuation of an Event of Default and, without limiting any rights of the Administrative Agent under this Agreement, authorize the Administrative Agent to nominate a trustee or receiver to assume control, subject only to any required judicial, FCC and other Governmental Authority consent, in order to effectuate the transactions contemplated hereby. Such trustee or receiver shall have all the rights and powers as provided to it by law, court order or to the Administrative Agent under this Agreement. The Borrower shall cooperate fully and cause its Subsidiaries to cooperate fully in obtaining the consent of the FCC and the approval or consent of each other Governmental Authority required to effectuate the foregoing. The Borrower shall further use its best efforts, and will cause its Subsidiaries to use their best efforts, to assist in obtaining consent or approval of the FCC and any other Governmental Authority, if required, for any action or transactions contemplated by this Agreement including, without limitation, the preparation, execution and filing with the FCC of the transferor's portion of any application or applications for consent to the transfer of control necessary or appropriate under the FCC's rules and regulations for approval of the transfer or assignment of any portion of the Collateral. If the Borrower fails to execute or cause the execution of such applications, requests for consent or other instruments, the clerk of any court that has jurisdiction over the Credit Documents may execute and file the same on behalf of the Borrower or its Subsidiaries.

     Notwithstanding anything herein to the contrary, prior to the occurrence of an Event of Default and the consent of the FCC and of any other applicable Governmental Authority to the assignment of any FCC License or the transfer of control of any Subsidiary (as may be required by law), neither this Agreement, the Credit Agreement, the Credit Documents nor any of the transactions contemplated hereby and thereby will constitute, create, or have the effect of constituting or creating, directly or indirectly, actual or practical ownership of any Subsidiary by the Administrative Agent or the Secured Parties or control, affirmative or negative, direct or indirect, by the Administrative Agent or the Secured Parties over the management or any other aspect of the operation of any Subsidiary, which ownership and control remain exclusively and at all times in such Subsidiary until such time as the FCC approves the transfer of such rights to another party.

     9.   Application of Proceeds.
          -----------------------

     (a) All Proceeds collected by the Administrative Agent upon any sale, other disposition of or realization upon any of the Collateral, together with all other moneys received by the Administrative Agent hereunder, shall be applied as follows:

          (i) first, to the payment of all costs and expenses of such sale, disposition or other realization, including the reasonable costs and expenses of the Administrative Agent and the reasonable fees and expenses of its agents and counsel, all amounts advanced by the Administrative Agent for the account of the Pledgors, and all other amounts payable to the Administrative Agent under SECTION 11;

          (ii) second, after payment in full of the amounts specified in clause (i) above, to the ratable payment of all other Secured Obligations owing to the Secured Parties, in such order and manner as the Administrative Agent may elect; and

          (iii) third, after payment in full of the amounts specified in clauses (i) and (ii) above, and following the termination of this Agreement, to the Pledgors or any other Person lawfully entitled to receive such surplus.

     (b) For purposes of applying amounts in accordance with this Section, the Administrative Agent shall be entitled to rely upon any Secured Party that has entered into a Hedge Agreement with the Borrower for a determination (which such Secured Party agrees to provide or cause to be provided upon request of the Administrative Agent) of the outstanding Secured Obligations owed to such Secured Party under any such Hedge Agreement. Unless it has actual knowledge (including by way of written notice from any such Secured Party) to the contrary, the Administrative Agent, in acting hereunder, shall be entitled to assume that no Hedge Agreements or Obligations in respect thereof are in existence between any Secured Party and the Borrower.

     (c) The Pledgors shall remain jointly and severally liable to the extent of any deficiency between the amount of all Proceeds realized upon sale or other disposition of the Collateral pursuant to this Agreement and the aggregate amount of the sums referred to in clauses (i) and (ii) of subsection (a) above. Upon any sale of any Collateral hereunder by the Administrative Agent (whether by virtue of the power of sale herein granted, pursuant to judicial proceeding, or otherwise), the receipt of the Administrative Agent or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

     10.  Registration; Private Sales.
          ---------------------------

     (a) If, at any time after the occurrence and during the continuance of an Event of Default, any Pledgor shall have received from the Administrative Agent a written request or requests that such Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Pledged Stock, such Pledgor will, as soon as practicable and at its expense, use its best efforts to cause such registration to be effected and be kept effective and will use its best efforts to cause such qualification and compliance to be effected and be kept effective as may be so requested and as would permit or facilitate the sale and distribution of such Pledged Stock, including, without limitation, registration under the Securities Act of 1933, as amended (the "Securities Act"), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other applicable requirements of Governmental Authorities; provided, that the
                                                     --------
Administrative Agent shall furnish to such Pledgor such information regarding the Administrative Agent as such Pledgor may reasonably request in writing and as shall be required in connection with any such registration, qualification or compliance. Such Pledgor will cause the Administrative Agent to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Administrative Agent such number of prospectuses, offering circulars or other documents incident thereto as the Administrative Agent from time to time may reasonably request, and will indemnify the Administrative Agent and all others participating in the distribution of such Pledged Stock against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Administrative Agent or any other Secured Party expressly for use therein.

     (b) Each Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws as in effect from time to time, the Administrative Agent may be compelled, with respect to any sale of all or any part of the Pledged Stock conducted without registration or qualification under the Securities Act and such state securities laws, to limit purchasers to any one or more Persons who will represent and agree, among other things, to acquire such Pledged Stock for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges that any such private sales may be made in such manner and under such circumstances as the Administrative Agent may deem necessary or advisable in its sole and absolute discretion, including at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act), and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and agrees that the Administrative Agent shall have no obligation to conduct any public sales and no obligation to delay the sale of any Pledged Stock for the period of time necessary to permit its registration for public sale under the Securities Act and applicable state securities laws, and shall not have any responsibility or liability as a result of its election so not to conduct any such public sales or delay the sale of any Pledged Stock, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until after such registration. Each Pledgor hereby waives any claims against the Administrative Agent or any Secured Party arising by reason of the fact that the price at which any Pledged Stock may have been sold at any private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Administrative Agent accepts the first offer received and does not offer such Pledged Stock to more than one offeree.

     (c) Each Pledgor agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Administrative Agent and the other Secured Parties, that the Administrative Agent and the other Secured Parties have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against the Pledgors.

     11.  Indemnity and Expenses.  The Pledgors agree jointly and severally:
          ----------------------

     (a) To indemnify and hold harmless the Administrative Agent, each other Secured Party and each of their respective directors, officers, employees, agents and affiliates from and against any and all claims, damages, demands, losses, obligations, judgments and liabilities (including, without limitation, reasonable attorneys' fees and expenses) in any way arising out of or in connection with this Agreement and the transactions contemplated hereby, except to the extent the same shall arise as a result of the gross negligence or willful misconduct of the party seeking to be indemnified; and

     (b) To pay and reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) that the Administrative Agent may incur in connection with (i) the custody, use or preservation of, or the sale of, collection from or other realization upon, any of the Collateral, including the reasonable expenses of re-taking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, (ii) the exercise or enforcement of any rights or remedies granted hereunder (including, without limitation, under SECTION 10), under any of the other Credit Documents or otherwise available to it (whether at law, in equity or otherwise), or (iii) the failure by any Pledgor to perform or observe any of the provisions hereof. The provisions of this SECTION 11 shall survive the execution and delivery of this Agreement, the repayment of any of the Obligations, the termination of the Commitments under the Credit Agreement and the termination of this Agreement or any other Credit Document.

     12.  Further Assurances; Attorney-in-Fact.
          ------------------------------------

     (a) Each Pledgor agrees that it will join with the Administrative Agent to execute and, at its own expense, file and refile under any applicable Uniform Commercial Code such financing statements, continuation statements and other documents and instruments in such offices as the Administrative Agent may reasonably deem necessary or appropriate, and wherever required or permitted by law, in order to perfect and preserve the Administrative Agent's security interest in the Collateral, and hereby authorizes the Administrative Agent to file financing statements and amendments thereto relating to all or any part of the Collateral without the signature of such Pledgor where permitted by law, and agrees to do such further acts and things and to execute and deliver to the Administrative Agent such additional conveyances, assignments, agreements and instruments as the Administrative Agent may reasonably require or deem advisable to perfect, establish, confirm and maintain the security interest and Lien provided for herein, to carry out the purposes of this Agreement or to further assure and confirm unto the Administrative Agent its rights, powers and remedies hereunder.

     (b) Each Pledgor hereby irrevocably appoints the Administrative Agent its lawful attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor, the Administrative Agent or otherwise, and with full power of substitution in the premises (which power of attorney, being coupled with an interest, is irrevocable for so long as this Agreement shall be in effect), from time to time in the Administrative Agent's discretion after the occurrence and during the continuance of an Event of Default to take any action and to execute any instruments that the Administrative Agent may deem necessary or advisable to accomplish the purpose of this Agreement, including, without limitation:

          (i) to sign the name of such Pledgor on any financing statement, continuation statement, notice or other similar document that, in the Administrative Agent's opinion, should be made or filed in order to perfect or continue perfected the security interest granted under this Agreement;

          (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

          (iii) to receive, endorse and collect any checks, drafts, instruments, chattel paper and other orders for the payment of money made payable to such Pledgor representing any interest, dividend, distribution or other amount payable in respect of any of the Collateral and to give full discharge for the same;

          (iv) to file any claims or take any action or institute any proceedings that the Administrative Agent may deem necessary or advisable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

          (v) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with any and all of the Collateral as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes, and to do from time to time, at the Administrative Agent's option and the Pledgors' expense, all other acts and things deemed necessary by the Administrative Agent to protect, preserve or realize upon the Collateral and to more completely carry out the purposes of this Agreement.

     (c) Each Pledgor agrees that it will, at its own cost and expense, take any and all actions necessary to warrant and defend the right, title and interest of the Secured Parties in and to the Collateral against the claims and demands of all other Persons.

     (d) If any Pledgor fails to perform any covenant or agreement contained in this Agreement after written request to do so by the Administrative Agent (provided that no such
 --------
request shall be necessary at any time after the occurrence and during the continuance of an Event of Default), the Administrative Agent may itself perform, or cause the performance of, such covenant or agreement and may take any other action that it deems necessary and appropriate for the maintenance and preservation of the Collateral or its security interest therein, and the reasonable expenses so incurred in connection therewith shall be payable by the Pledgors under SECTION 11.

     13.  The Administrative Agent; Standard of Care.  The Administrative Agent
          ------------------------------------------
will hold all items of the Collateral at any time received under this Agreement in accordance with the provisions hereof. The obligations of the Administrative Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement and the other Credit Documents, are only those expressly set forth in this Agreement and the other Credit Documents. The Administrative Agent shall act hereunder at the direction, or with the consent, of the Required Lenders on the terms and conditions set forth in the Credit Agreement. The powers conferred on the Administrative Agent hereunder are solely to protect its interest, on behalf of the Secured Parties, in the Collateral, and shall not impose any duty upon it to exercise any such powers. Except for treatment of the Collateral in its possession in a manner substantially equivalent to that which the Administrative Agent, in its individual capacity, accords its own property of a similar nature, and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to the Collateral. Neither the Administrative Agent nor any other Secured Party shall be liable to any Pledgor (i) for any loss or damage sustained by such Pledgor, or (ii) for any loss, damage, depreciation or other diminution in the value of any of the Collateral that may occur as a result of or in connection with or that is in any way related to any exercise by the Administrative Agent or any other Secured Party of any right or remedy under this Agreement, any failure to demand, collect or realize upon any of the Collateral or any delay in doing so, or any other act or failure to act on the part of the Administrative Agent or any other Secured Party, except to the extent that the same is caused by its own gross negligence or willful misconduct.

     14.  Certain Actions.  No Pledgor will (i) sell or otherwise dispose of,
          ---------------
grant any options, warrants or other rights with respect to, or mortgage, pledge, grant any Lien with respect to or otherwise encumber, any Collateral or any interest therein, except for the security interest created by this Agreement, (ii) invoke or assert the benefit of any rule of law or statute now or hereafter in effect, including, without limitation, any right to prior notice or judicial hearing in connection with the Administrative Agent's possession, custody or disposition of any Collateral and any appraisal, valuation, stay, extension, moratorium or redemption law, or take or fail to take any other action, that would, or could reasonably be expected to, have the effect of delaying, impeding or preventing the exercise of any rights and remedies in respect of any Collateral, the absolute sale of any Collateral or the possession thereof by any purchaser at any sale thereof, and each Pledgor hereby waives the benefit of all such laws, or (iii) agree to do or cause to be done any of the foregoing.

     15.  Security Interest Absolute.  Each Pledgor agrees that its obligations,
          --------------------------
and the security interest granted to and all rights of the Administrative Agent, hereunder are irrevocable, absolute and unconditional and shall not be discharged, limited or otherwise affected by reason of any of the following, whether or not such Pledgor has notice or knowledge thereof:

     (a) any change in the time, manner or place of payment of, or in any other term of, any Secured Obligations, or any amendment, modification or supplement to, restatement of, or consent to any rescission or waiver of or departure from, any provisions of the Credit Agreement, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

     (b) the invalidity or unenforceability of any Secured Obligations or any provisions of the Credit Agreement, any other Credit Document or any agreement or instrument delivered pursuant to any of the foregoing;

     (c) any sale, exchange, release, substitution, compromise, nonperfection or other action or inaction in respect of any other collateral pledged as direct or indirect security for any Secured Obligations, or any discharge, modification, settlement, compromise or other action or inaction in respect of any guaranty or other direct or indirect liability for any Secured Obligations; or

     (d) any other circumstance that might otherwise constitute a legal or equitable discharge of, or a defense, set-off or counterclaim available to, any Pledgor, other than the occurrence of all of the following: (y) the payment in full of the Secured Obligations and (z) the termination of the Commitments and the termination or expiration of all Letters of Credit under the Credit Agreement (the events in clauses (y) and (z) above, collectively, the "Termination Requirements").

     16.  No Waiver.  The rights and remedies of the Secured Parties expressly
          ---------
set forth in this Agreement and the other Credit Documents are cumulative and in addition to, and not exclusive of, all other rights and remedies available at law, in equity or otherwise. No failure or delay on the part of any Secured Party in exercising any right, power or privilege shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege or be construed to be a waiver of any Default or Event of Default. No course of dealing between the Pledgors and the Secured Parties or their agents or employees shall be effective to amend, modify or discharge any provision of this Agreement or any other Credit Document or to constitute a waiver of any Default or Event of Default. No notice to or demand upon any Pledgor in any case shall entitle such Pledgor or any other Pledgor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the right of any Secured Party to exercise any right or remedy or take any other or further action in any circumstances without notice or demand.

     17.  Enforcement.  By its acceptance of the benefits of this Agreement,
          -----------
each Lender agrees that this Agreement may be enforced only by the Administrative Agent, acting upon the instructions or with the consent of the Required Lenders as provided for in the Credit Agreement, and that no Lender shall have any right individually to enforce or seek to enforce this Agreement or to realize upon any Collateral or other security given to secure the payment and performance of the Secured Obligations.

     18.  Amendments, Waivers, etc.  No amendment, modification, waiver,
          ------------------------
discharge or termination of, or consent to any departure by any Pledgor from, any provision of this Agreement, shall be effective unless in a writing executed and delivered in accordance with Section 11.6 of the Credit Agreement, and then the same shall be effective only in the specific instance and for the specific purpose for which given.

     19.  Continuing Security Interest; Term; Successors and Assigns;
          -----------------------------------------------------------
Assignment; Termination and Release; Survival.  This Agreement shall create a
---------------------------------------------
continuing security interest in the Collateral and shall secure the payment and performance of all of the Secured Obligations as the same may arise and be outstanding at any time and from time to time from and after the date hereof, and shall (i) remain in full force and effect until the satisfaction of all of the Termination Requirements, (ii) be binding upon and enforceable against each Pledgor and its successors and assigns (provided, however, that no Pledgor may
                                        --------  -------
sell, assign or transfer any of its rights, interests, duties or obligations hereunder without the prior written consent of the Lenders) and (iii) inure to the benefit of and be enforceable by each Secured Party and its successors and assigns. Upon any sale or other disposition by any Pledgor of any Collateral in a transaction expressly permitted hereunder or under or pursuant to the Credit Agreement or any other applicable Credit Document, the Lien and security interest created by this Agreement in and upon such Collateral shall be automatically released, and upon the satisfaction of all of the Termination Requirements, this Agreement and the Lien and security interest created hereby shall terminate; and in connection with any such release or termination, the Administrative Agent, at the request and expense of the applicable Pledgor, will execute and deliver to such Pledgor such documents and instruments evidencing such release or termination as such Pledgor may reasonably request and will assign, transfer and deliver to such Pledgor, without recourse and without representation or warranty, such of the Collateral as may then be in the possession of the Administrative Agent (or, in the case of any partial release of Collateral, such of the Collateral so being released as may be in its possession). All representations, warranties, covenants and agreements herein shall survive the execution and delivery of this Agreement and any Pledge Amendment or Pledgor Accession.

     20.  Notices.  All notices and other communications provided for hereunder
          -------
shall be given to the parties care of the Borrower in the manner and subject to the other notice provisions set forth in the Credit Agreement.

     21.  Governing Law.  This Agreement shall be governed by and construed and
          -------------
enforced in accordance with the laws of the State of North Carolina (without regard to the conflicts of law provisions thereof).

     22.  Severability.  To the extent any provision of this Agreement is
          ------------
prohibited by or invalid under the applicable law of any jurisdiction, such provision shall be ineffective only to the extent of such prohibition or invalidity and only in such jurisdiction, without prohibiting or invalidating such provision in any other jurisdiction or the remaining provisions of this Agreement in any jurisdiction.

     23.  Construction.  The headings of the various sections and subsections of
          ------------
this Agreement have been inserted for convenience only and shall not in any way affect the meaning or construction of any of the provisions hereof. Unless the context otherwise requires, words in the singular include the plural and words in the plural include the singular. All terms in this Agreement that are not capitalized shall have the meanings provided by the applicable Uniform Commercial Code to the extent the same are used or defined therein.

     24.  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed under seal by their duly authorized officers as of the date first above written.



                              THE ACKERLEY GROUP, INC.


                              By:     ___________________________________
                              Title:  ___________________________________



                              AK MEDIA GROUP, INC.


                              By:     ___________________________________
                              Title:  ___________________________________







Accepted and agreed to:

FIRST UNION NATIONAL BANK, as
 Administrative Agent


By:     _____________________________

Title:  _____________________________



                               Pledge Agreement
                           The Ackerley Group, Inc.
              First Union National Bank, as Administrative Agent

                            (Signatures continued)

                                    ANNEX A
                                    -------


                                 PLEDGED STOCK
                                 -------------

                                                                                                       Percentage of
                                                                                                        Outstanding
                                                                Type of      Number of   Certificate     Shares of
  Name of Pledgor             Name of Issuing Corporation        Shares       Shares       Number      Capital Stock
  ---------------             ---------------------------        ------       ------       -----       -------------
The Ackerley Group, Inc.      Ackerley Airport Advertising,      Common           10         1              100%
                              Inc.

AK Media Group, Inc.          Ackerley Communications of         Common        1,000         1              100%
                              Massachusetts, Inc.

The Ackerley Group, Inc.      AK Media Group, Inc.               Common            1         2              100%

The Ackerley Group, Inc.      Central NY News, Inc.              Common        1,000         1              100%

AK Media Group, Inc.          KVOS TV, Ltd.                      Common            1         2              100%

The Ackerley Group, Inc.      TC Aviation, Inc.                  Common        1,000         2              100%

                                   EXHIBIT A
                                   ---------


                               PLEDGOR ACCESSION


     THIS PLEDGOR ACCESSION, dated as of _______________, _____, is delivered by [NAME OF NEW PLEDGOR] (the "Pledgor") pursuant to SECTION 5 of the Pledge Agreement referred to hereinbelow.

     Reference is hereby made to the Pledge Agreement, dated ________________, made by The Ackerley Group, Inc. and certain of its Subsidiaries in favor of First Union National Bank, as Administrative Agent (as amended, modified or supplemented from time to time, the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined).

     The undersigned is a Subsidiary of The Ackerley Group, Inc. (the "Borrower"), has created or acquired one or more other Subsidiaries, and is required or has elected under the terms of the Credit Agreement to enter into the Pledge Agreement as a pledgor thereunder. The undersigned hereby adopts and makes for itself, with reference to the information set forth on Annex A hereto,
                                                                 -------
all of the representations and warranties set forth in SECTION 4 of the Pledge Agreement as if such representations and warranties were set forth herein at length.

     The undersigned hereby acknowledges that, upon the execution and delivery of this Pledgor Accession, it will become a party to the Pledge Agreement as a Pledgor thereunder. The undersigned hereby adopts the terms and provisions of the Pledge Agreement, agrees to be bound by all of the duties, liabilities and obligations of the Pledgors set forth in the Pledge Agreement, and agrees that the Pledged Stock listed on Annex A to this Pledge Accession shall be deemed to
                            -------
be part of the Pledged Stock within the meaning of the Pledge Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Pledge Agreement. This Pledgor Accession and its attachments are hereby incorporated into the Pledge Agreement and made a part thereof.



                              [NAME OF NEW PLEDGOR]


                              By:  _______________________________________

                              Title:  ____________________________________

                             ANNEX A TO EXHIBIT A
                             --------------------



Pledged Stock
-------------

                                                                           Percentage of
                                                                             Outstanding
   Name of          Name of         Type of     Number of   Certificate      Shares of
   Pledgor    Issuing Corporation    Shares      Shares       Number       Capital Stock
   -------    -------------------    ------      ------       ------       -------------

                                   EXHIBIT B
                                   ---------


                               PLEDGE AMENDMENT


     THIS PLEDGE AMENDMENT, dated as of _______________, _____, is delivered by ___________________________ (the "Pledgor") pursuant to SECTION 5 of the Pledge Agreement referred to hereinbelow. The Pledgor hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement, dated as of ____________, made by The Ackerley Group, Inc. and certain of its Subsidiaries in favor of First Union National Bank, as Administrative Agent (as amended, modified or supplemented from time to time, the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Pledged Stock listed on Annex A to this Pledge Amendment shall be deemed to be part of
                -------
the Pledged Stock within the meaning of the Pledge Agreement and shall become part of the Collateral and shall secure all of the Secured Obligations as provided in the Pledge Agreement. This Pledge Amendment and its attachments are hereby incorporated into the Pledge Agreement and made a part thereof.


                              ____________________________________________


                              By:  _______________________________________

                              Title:  ____________________________________

                             ANNEX A TO EXHIBIT B
                             --------------------


Pledged Stock
-------------

                                                                                      Percentage of
                                                                                       Outstanding
   Name of            Name of             Type of       Number of     Certificate       Shares of
   Pledgor      Issuing Corporation       Shares         Shares          Number       Capital Stock
   -------      -------------------       ------         ------          ------       -------------